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                                                                   EXHIBIT 10.42

                                   AGREEMENT
                                   ---------

STATE OF WASHINGTON      (S)
                         (S)       KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF PIERCE         (S)

     WHEREAS, on September 16, 1998, Charles Benton sold 2,750,000 shares of common stock in Insynq, Inc., a Washington corporation ("Insynq I") (the "Gorst Shares") to John P. Gorst ("Gorst") in exchange for that certain Stock Purchase Promissory Note in the original principal amount of $65,000, which note was made due and payable on September 15, 2003 (the "Gorst Note"); and

     WHEREAS, the Gorst Note was secured by the Gorst Shares as evidenced by that certain Pledge of Shares agreement and that certain Assignment Separate from Certificate, both of which were executed by Gorst on September 16, 1998 (collectively, the "Gorst Pledge"); and

     WHEREAS, on February 18, 2000, Insynq I sold substantially all of its assets to Xcel Management, Inc. ("Xcel"), a public company (the "Xcel Transaction"); and

     WHEREAS, on August 3, 2000, Xcel merged into its wholly owned subsidiary, Insynq, Inc., a Delaware corporation (the "Subsidiary Merger"), leaving Insynq, Inc., a Delaware corporation as the sole surviving entity ("Insynq II").

     WHEREAS, prior to the Xcel Transaction, Mr. Benton agreed to accept and did accept 65,000 shares of Insynq I common stock from Mr. Gorst (the "Gorst Release Shares") as payment in full satisfaction of the Gorst Note; and

     WHEREAS, 65,000 shares of Insynq II representing the Gorst Release Shares have been issued to Mr. Benton; and


AGREEMENT - Page 1
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     WHEREAS, Mr. Benton has agreed as a result of the payment of the Gorst Note to return to Gorst the originals of the Gorst Note, the Gorst Pledge, and the certificate representing the Gorst Shares; and

     WHEREAS, a suit has been filed by Kathleen McHenry against Gorst, Carroll Benton, Insynq I and Insynq II (the "McHenry Suit") relating to shares of stock in Insynq I previously owned by Patrick McHenry and now owned by Gorst (the "McHenry Shares");

     WHEREAS, Mr. and Mrs. Benton have agreed to accept an additional 150,000 shares of Insynq II shares from John Gorst (the "Gorst Additional Release Shares") as consideration for giving Gorst a general release of any and all alleged rights, claims, causes of action, duties and obligations arising in whole or in part prior to the execution of this agreement, including, but not limited to a release of any claim to any portion of the McHenry Shares either may allege to have, the release of all obligations and duties owned to Mr. or Mrs. Benton from Gorst relating to or arising out of the McHenry Suit, as well as additional consideration for the agreements between Interactive Information Systems Corporation, Mr. and Mrs. Benton and Insynq II as reflected in separate Agreements executed by and between Interactive, Mr. and Mrs. Benton and Insynq on September 22, 2000.

     NOW THEREFORE, Mr. Benton, Mrs. Benton, and Gorst state as follows:

     1.   TRANSFER OF GORST SHARES

     Gorst shall within five business days of the execution of this Agreement, transfer to Mr. Benton and Mr. Benton shall at that time accept 150,000 shares of Insynq II representing the Gorst Additional Release Shares. Gorst's timely tender of the Gorst Additional Release Shares shall be sufficient to invoke the releases contained herein regardless of the actual timing of the acceptance of such shares by Mr. Benton. Mr. Benton acknowledges that he has previously

AGREEMENT - Page 2
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received from Gorst 65,000 shares of Insynq II representing the Gorst Release
Shares. Mr. Benton acknowledges and agrees that he is taking all such shares (the Gorst Release Shares and the Gorst Additional Release Shares), without a view to distribution, that such shares are "restricted securities" which may not be resold without registration or an exemption from the restrictions, and that his shares will contain a legend referring to such restrictions.

     2.  RELEASE OF GORST.
         -----------------

     A. In exchange for the prior transfer of the Gorst Release Shares to Mr. Benton and upon the tendering of the Gorst Additional Release Shares to Mr. Benton, of which Mr. Benton will not withhold receipt, Mr. and Mrs. Benton and each of their affiliates or entities owned or controlled by either hereby fully and finally release, acquit and forever discharge, to the fullest extent permitted by applicable law, Gorst and his representatives, successors and assigns of and from any and all rights, claims, causes of action, duties and obligations which may have arisen or accrued in whole or in part prior to the execution of this Agreement, including, but not limited to those rights, claims, causes of action, duties or obligations relating to or arising out of (1) the Gorst Note, including, but not limited to any claim for further payment, the Gorst Note having now been paid in full; (2) the McHenry Shares, including, but not limited to any claim Mr. or Mrs. Benton may allege to have directly or indirectly to any portion of the McHenry Shares; (3) any claim Mr. or Mrs. Benton may alleged to have in or to any other shares now or previously owned or held in any capacity by Gorst or any obligation by Gorst to issue or transfer any additional shares of Insynq II to either of them for any reason, other than the obligation by Gorst to transfer 150,000 shares to Mr. Benton as specifically set forth specifically in 1. above; (4) Mr. Benton's claim that he executed a waiver of his rights relating to a forward stock split of Insynq I's shares in or about January, 2000 (in a ratio of approximately 1.4 to 1) under duress and that

AGREEMENT - Page 3
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he is therefore entitled to any additional shares, damages or other compensation from Gorst as a result of his allegedly executing such waiver under duress; or
(5) any claim for attorneys' fees incurred by Mr. or Mrs. Benton relative to any claim released herein. Furthermore, upon Gorst's and Insynq's settlement of the McHenry lawsuit, and such settlement includes a release of any and all claims by McHenry against Mrs. Benton, then Mr. and Mrs. Benton agree to fully and finally release, acquit and forever discharge, to the fullest extent permitted by applicable law, Gorst and his representatives, successors and assigns of and from any and all rights, claims, causes of action, duties and obligations relating to or arising out of the McHenry Suit, including, but not limited to any duty to defend or indemnify Mr. or Mrs. Benton or to reimburse Mr. or Mrs. McHenry for any costs, expenses or attorneys' fees incurred by either of them in the McHenry Suit.

     B. Mr. Benton shall return to Gorst, within five (5) business days of the execution of this Agreement, the original Gorst Note, prominently marked as "Paid In Full," and will otherwise return or destroy all copies of the Gorst
Note in his possession, custody or control. Mr. Benton shall also return to Gorst, within five (5) business days of the execution of this Agreement, the original Gorst Pledge and the original certificate of Insynq I representing the Gorst Shares and shall otherwise return or destroy all copies of the Gorst Pledge and the certificate representing the Gorst Shares.

     3.   GOVERNING LAW. The parties hereto agree that the validity, effect, and
          -------------
construction of this Agreement shall be governed by the laws of the State of Washington, without regard to any conflict of laws provisions.


AGREEMENT - Page 4
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     4.   OWNERSHIP OF CLAIMS. Each of the parties hereto represents and
          -------------------
warrants to each of the other parties that: (i) they have not assigned, transferred or abandoned any of the claims released herein, and (ii) they are the sole owners of the claims released herein.

     5.   CONSIDERATION. Each of the parties hereto acknowledge, warrant, and
          -------------
agree that each have received adequate consideration for their execution of this Agreement.

     6.   STRICT CONSTRUCTION. This Agreement shall not be strictly construed
          -------------------
against any the parties hereto.

     7.   COUNTERPARTS. This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original.

     8.   TITLES. Headings and Sections of this Agreement are inserted for
          ------
convenience only and shall not affect the meaning or construction of any of the terms of this Agreement.

     9.   NO DURESS / REPRESENTATION BY COUNSEL. Each of the parties hereto
          -------------------------------------
represent and warrant that they have entered into this Agreement voluntarily and not by reasons of any fraud, duress, undue influence or mistake. Each of the parties hereto further represent and warrant that they have been represented by counsel of their own selection with respect to the negotiation of the terms of this Agreement.

    10.   FURTHER INSTRUMENTS. The parties hereto agree they will each execute
          -------------------
such other and further instruments and documents as may become necessary to carry out the agreements set forth herein.

    11.   LEGAL CONSTRUCTION. If any one or more of the provisions contained in
          ------------------
this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof and this

AGREEMENT - Page 5
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Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

     12.  ACKNOWLEDGMENT. Each of the parties hereto acknowledge that each has
          --------------
read this Agreement and that each fully knows, understands, and appreciates this Agreement and executes this Agreement voluntarily and of their own free will and by executing this Agreement signifies their assent to and willingness to be bound by its terms.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Agreement on the date set forth below.

                                      By:  /s/ Charles F. Benton
                                          ---------------------------------
                                          CHARLES BENTON

STATE OF WASHINGTON (S)
                    (S)
COUNTY OF PIERCE    (S)

     Before me, the undersigned authority, on this day personally appeared Charles Benton, known to me to be the individual whose name is subscribed to the foregoing instrument through a current identification card issued by the federal government or any state government that contains the photograph and signature of the acknowledging person, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

     Given under my hand and seal of office this 22nd day of September, 2000.

                                         Susan J. Hudson
                                      ------------------------------------
                                       Notary Public State of Washington
                                         Susan J. Hudson
                                      ------------------------------------
                                      Printed Name of Notary Public
                                      My commission expires: 1-14-2002


AGREEMENT - Page 6
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                                                         By:  /s/ Carroll Benton
                                                            --------------------
                                                            CARROLL BENTON

STATE OF WASHINGTON (S)
                    (S)
COUNTY OF PIERCE    (S)

     Before me, the undersigned authority, on this day personally appeared Carroll Benton, known to me to be the individual whose name is subscribed to the foregoing instrument through a current identification card issued by the federal government or any state government that contains the photograph and signature of the acknowledging person, and acknowledged to me that she executed the same for the purposes and consideration therein expressed.

     Given under my hand and seal of office this 22nd day of September, 2000.

                                                     Susan J. Hudson
                                               ---------------------------------
                                               Notary Public State of Washington

                                                 SUSAN J. HUDSON
                                               ---------------------------------
                                               Printed Name of Notary Public
                                               My commission expires:  1-14-2002

                                                   /s/ John P. Gorst
                                               By:------------------------------
                                                  JOHN P. GORST

STATE OF WASHINGTON (S)
                    (S)
COUNTY OF PIERCE    (S)

     Before me, the undersigned authority, on this day personally appeared
John P. Gorst, known to me to be the individual whose name is subscribed to the foregoing instrument through a current identification card issued by the federal government or any state government that contains the photograph and signature of the acknowledging person, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

     Given under my hand and seal of office this 22nd day of September, 2000.

                                                     Susan J. Hudson
                                               ---------------------------------
                                               Notary Public State of Washington

                                                 SUSAN J. HUDSON
                                               ---------------------------------
                                               Printed Name of Notary Public
                                               My Commission Expires:  1-14-2002


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